Exhibit 10.1

Execution Version

OMNIBUS AMENDMENT
THIS OMNIBUS AMENDMENT (this “Amendment”) is dated as of October 31, 2018 and constitutes (i) Amendment No. 3 to the Credit and Security Agreement dated as of April 12, 2107 (the “CSA”) by and among Tempur Sealy Receivables, LLC (the “Borrower”), Tempur Sealy International, Inc. (the “Master Servicer”), and Wells Fargo Bank, National Association (“Wells Fargo” or the “Lender”), (ii) Amendment No. 1 to the Receivables Sale and Contribution Agreement dated as of April 12, 2017 (the “RSCA”) by and between Tempur Pedic North America, LLC (“TPNA”) and the Borrower and (iii) Amendment No. 1 to the Receivables Sale Agreement dated as of April 12, 2017 (the “RSA”) by and between Sealy Mattress Manufacturing Company, LLC (“SMMC”) and TPNA.
PRELIMINARY STATEMENTS
On the terms and subject to the conditions set forth herein, the parties to the RSA wish to amend the RSA as hereinafter provided.
On the terms and subject to the conditions set forth herein, the parties to the RSCA wish to amend the RSCA as hereinafter provided.
On the terms and subject to the conditions set forth herein, the parties to the CSA wish to amend the CSA as hereinafter provided.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:
1.Definitions. Capitalized terms used in the amendment to the RSA set forth below and not otherwise defined herein are used with the meanings attributed thereto in the RSA. Capitalized terms used in the amendments to the RCSA set forth below and not otherwise defined herein are used with the meanings attributed thereto in the RCSA. Capitalized terms used in the amendments to the CSA set forth below and not otherwise defined herein are used with the meanings attributed thereto in the CSA.
2.Amendment to RSA. The definition of “Receivable” set forth in Exhibit I to the RSA is hereby amended and restated in its entirety to read as follows:
““Receivable” means the indebtedness and other obligations owed (at the time it arises, and before giving effect to any transfer or conveyance contemplated under the Transaction Documents) to SMMC, whether constituting an account, chattel paper, an instrument, an intangible or a general intangible under the UCC, arising from the sale of goods or provision of services by SMMC including, without limitation, the obligation to pay any applicable Finance Charges with respect thereto but excluding (a) any Excluded Receivable, and (b) any Disregarded Obligor Receivable. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, however, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the Obligor or SMMC treats such indebtedness, rights or obligations as a separate payment obligation.
3.Amendment to RSCA. The definition of “Receivable” set forth in Exhibit I to the RSCA is hereby amended and restated in its entirety to read as follows:
““Receivable” means (i) a “Receivable” under and as defined in the RSA, or (ii) the indebtedness and other obligations owed (at the time it arises, and before giving effect to any transfer or conveyance contemplated under the Transaction Documents) to TPNA, whether constituting an account, chattel paper, an instrument, an intangible or a general intangible under the UCC, arising from the sale of goods or provision of services by TPNA including, without limitation, the obligation to pay any applicable Finance Charges with respect thereto, provided, however, in no event will any Excluded Receivable or any Disregarded Obligor Receivable constitute a “Receivable”. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, however, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the Obligor or TPNA treats such indebtedness, rights or obligations as a separate payment obligation.
4.Amendments to CSA.

a.	Section 6.6(d) of the CSA is hereby amended and restated in its entirety to read as follows:
(d)    The Lender acknowledges and agrees that, even though Excluded Receivables are not “Receivables,” any amounts required to be calculated under the Transaction Documents, including those contained in any Monthly Report or Interim Report, may be calculated including Excluded Receivables provided that the aggregate amount of Excluded Receivables so included at any one time does not exceed $6,000,000.

b.	The following new definition is hereby inserted in Exhibit I to the CSA in its appropriate alphabetical order:
“Disregarded Obligor Receivable” means any indebtedness or other obligation owed from a Disregarded Obligor (as defined in the Fee Letter), whether constituting an account, chattel paper, an instrument, an intangible or a general intangible under the UCC, arising from the sale of goods or provision of services, including, without limitation, the obligation to pay any applicable Finance Charges with respect thereto.

c.
To the extent that, prior to the Effective Date (as defined in Section 6 below), the Lender has acquired any security interest in any Disregarded Obligor Receivables, the Lender shall be automatically deemed (i) to have released such security interest in such Disregarded Obligor Receivables and their proceeds, and (ii) to have consented to the sale or distribution of such Disregarded Obligor Receivables by the Borrower to TPNA (and, as applicable, by TPNA to SMMC) on such Effective Date.

5.Representations and Warranties. In order to induce the Lender to enter into this Amendment, each of the Borrower, TPNA, SMMC and the Master Servicer hereby agrees that this Amendment constitutes a Transaction Document and the Borrower hereby represents and warrants to the Lender that each of its representations and warranties set forth in Article III of the CSA is true and correct in all respects on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all respects as of such earlier date), other than, in each case, any breach of any such representation or warranty that could not reasonably be expected to have an Originator Material Adverse Effect or a Material Adverse Effect
6.Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Effective Date”) upon receipt by the Lender of counterparts hereto, duly executed by each of the parties hereto.
7.Miscellaneous.
(a)THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).
(b)EACH LOAN PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE LENDER, IN ANY WAY RELATING TO THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF AND EACH OF THE LOAN PARTIES IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS, AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE LOAN PARTIES AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER TRANSACTION DOCUMENT SHALL AFFECT ANY RIGHT THAT THE LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS

PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING ARISNG OUT OF OR RELATING OT THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT IN ANY SUCH COURT. EACH OF THE LOAN PARITES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(c)EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ANY LOAN PARTY PURSUANT TO THE CSA AS AMENDED BY THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.
(d)This Amendment and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof superseding all prior oral or written understandings.
(e)This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).
(f)This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. To the fullest extent permitted by applicable law, delivery of an executed counterpart of a signature page of this Amendment by telefacsimile or electronic image scan transmission (such as a “pdf” file) will be effective to the same extent as delivery of a manually executed original counterpart of this Amendment. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.
Tempur Sealy Receivables, LLC
By: Tempur-Pedic North America, LLC, its Manager

By: /s/ Bhaskar Rao____________________________
Name: Bhaskar Rao
Title: Executive Vice President and Chief Financial Officer

Tempur Sealy International, Inc

By: /s/ Bhaskar Rao____________________________
Name: Bhaskar Rao
Title: Executive Vice President and Chief Financial Officer

Tempur Pedic North America, LLC

By: /s/ Bhaskar Rao____________________________
Name: Bhaskar Rao
Title: Executive Vice President and Chief Financial Officer

SEALY MATTRESS MANUFACTURING COMPANY, LLC

By: /s/ Bhaskar Rao____________________________
Name: Bhaskar Rao
Title: Executive Vice President and Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Lender

By: /s/. William Rutkowski
Name: William Rutkowski
Title: Director